SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2002

COX RADIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12187	58-1620022
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6205 Peachtree Dunwoody Road
Atlanta, Georgia 30328
(Address of principal executive offices)

(678) 645-0000
(Registrant’s telephone number, including area code)

Item 5.    Other Events

On December 31, 2002, David Easterly will retire from Cox Radio’s Board of Directors. This will reduce the number of directors to eight.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date:    December 20, 2002

COX RADIO, INC.

By:	/s/ NEIL O. JOHNSTON
Neil O. Johnston Vice President and Chief Financial Officer